UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 7, 2004

                         Date of Report: April 12, 2004


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
--------------------------------------------------------------------------------

           (Exact name of registrants as specified in their charters)



    Delaware                  001-11331                  43-1698480
    Delaware                  333-06693                  43-1742520
    Delaware                  000-50182                  43-1698481
    Delaware                  000-50183                  14-1866671
----------------          -----------------           ----------------
(States or other           Commission file            (I.R.S. Employer
jurisdictions of               numbers              Identification Nos.)
incorporation or
 organization)




                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

     In connection with our recently announced pricing of a public offering of 7,000,000 common units, Citigroup Global Markets Inc. has advised us that, on April 7, 2004, it purchased 40,000 common units at an average price of $23.869 per common unit in stabilizing transactions conducted prior to the determination of the public offering price.

     This filing does not constitute an offer to sell or the solicitation of an offer to buy these securities and there shall be no sales of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc., its general partner


Date:  April 12, 2004                   By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer





                                        FERRELLGAS PARTNERS FINANCE CORP.

Date: April 12, 2004                    By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer


                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date: April 12, 2004                    By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                        FERRELLGAS FINANCE CORP.


Date: April 12, 2004                    By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer